UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2013

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-07920	13-3735236
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Eighth Avenue, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 777-0102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Western Asset High Income Opportunity Fund Inc.
CURRENT REPORT ON FORM 8-K

Item 8.01.             Other Events

Western Asset High Income Fund Inc. (NYSE: HIF) and Western Asset High Income Opportunity Fund Inc. (NYSE: HIO) today announced approval by each Fund’s Board of Directors of a proposal to merge Western Asset High Income Fund Inc. with and into Western Asset High Income Opportunity Fund Inc., subject to approval by stockholders of Western Asset High Income Fund Inc. If approved by stockholders of Western Asset High Income Fund Inc., the merger is anticipated to occur by the end of the second quarter of 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

If the proposed merger is approved, stockholders of Western Asset High Income Fund Inc. would receive common stock of Western Asset High Income Opportunity Fund Inc., based on each Fund’s respective net asset value per share.

In connection with the proposal to merge Western Asset High Income Fund Inc. with and into Western Asset High Income Opportunity Fund Inc., Western Asset High Income Fund Inc. intends to files a proxy statement with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to read the proxy statement when it becomes available because it will contain important information. When filed with the SEC, the proxy statement and other documents filed by either fund will be available free of charge at the SEC’s website, http://www.sec.gov. Stockholders can also obtain copies of these documents, when available, for free by calling the Fund at 1-888-777-0102.

Western Asset High Income Fund Inc., its directors and executive officers and the Fund’s investment adviser, members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the participants in the solicitation will be set forth in Western Asset High Income Fund Inc.’s proxy statement and stockholder reports on Form N-CSR, to be filed with the SEC.

For more information, please call Investor Relations: 888-777-0102, or consult either fund’s web site at www.lmcef.com.

This communication is not intended to, and shall not, constitute an offer to purchase as sell shares of either fund; nor is the press release intended to solicit a proxy from any stockholder of Western Asset High Income Fund Inc.

Item 9.01              Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1	Press Release dated February 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Asset High Income Opportunity Fund Inc.
(Registrant)

Date:	February 15, 2013
/s/ George P. Hoyt
(Signature)

Name: George P. Hoyt
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated February 15, 2013.

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